TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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All Funds except Transamerica Stock Index

Effective November 1, 2026, the following supersedes any information to the contrary in each fund’s Prospectus(es), Summary Prospectus(es) and Statement(s) of Additional Information:

Effective November 1, 2026, Transamerica Asset Management, Inc. (“TAM”), the funds’ investment manager, has contractually agreed to forgo its ability to recapture amounts waived and/or reimbursed to a class of a fund to limit the class’s total annual fund operating expenses under the expense limitation arrangement between TAM and Transamerica Funds. Accordingly, amounts previously waived and/or reimbursed to a class of a fund under the expense limitation arrangement to maintain the class’s expense limit are not subject to recapture by TAM on and after November 1, 2026. The current contractual expense limits under the expense limitation arrangement between Transamerica Funds and TAM remain in effect.

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Investors Should Retain this Supplement for Future Reference

October 5, 2026